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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JANUARY 4, 2007

                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)

          MICHIGAN                         0-452                  38-1093240
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

        100 EAST PATTERSON STREET
           TECUMSEH, MICHIGAN                                            49286
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (517) 423-8411

                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
     STANDARD; TRANSFER OF A LISTING.

     On January 4, 2007 we received a Nasdaq staff deficiency letter formally notifying us that the staff has determined we are not in compliance with the audit committee requirements of Nasdaq's Marketplace Rule 4350. Since Mr.
Barfield's resignation from our board on December 15, 2006, our Audit Committee has had only two members, both of whom are independent directors as defined under Nasdaq rules. Rule 4350 requires a company whose shares are listed on The
Nasdaq Global Market to have an audit committee with at least three members, all of whom must be independent. As required by Nasdaq rules, we had notified the staff of our noncompliance, and we were expecting the letter we received on January 4.

     Nasdaq's rules provide a grace period for curing violations of the audit committee requirements. In our case, the grace period extends to June 13, 2007.
If we were not to regain compliance by that date, Nasdaq would begin proceedings to delist our shares. We intend to regain compliance well before the deadline.
Our board expects to appoint a new independent director to the board and to the Audit Committee sometime this month, which will restore compliance with Nasdaq's audit committee requirements.

ITEM 7.01 REGULATION FD DISCLOSURE.

     On January 10, 2007, we issued a press release about our receipt of the Nasdaq letter. We are furnishing a copy of the press release as an exhibit to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibit is furnished with this report:

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
Exhibit No.   Description
-----------   -----------
99.1          Press release issued January 10, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TECUMSEH PRODUCTS COMPANY


Date: January 10, 2007                  By /s/ James S. Nicholson
                                           -------------------------------------
                                           James S. Nicholson
                                           Vice President, Treasurer and Chief
                                           Financial Officer

     NOTE: The information in Item 7.01 of this report and the related exhibit is not to be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section unless the registrant specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
99.1          Press release issued January 10, 2007


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